TCW Funds

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Summary Prospectus

TCW Emerging Markets Equities Fund

I Share - TGMIX

N Share - TGMMX

December 30, 2009

Before you invest, you may want to review the Fund’s Prospectus which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund on line at www.tcwfunds.com.

You can also get this information at no cost by calling 800 386 3829 or by sending an email request to contact@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated December 30, 2009, are incorporated by reference into this summary Prospectus.

TCW EEF_CLIO

Investment Objective

The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)

	Share Classes
	I	N
Management fees	1.00%	1.00%
Distribution and/or service (12b-1) fees	None	0.25%
Other expenses	1.24%	1.24%
Total annual fund operating expenses[1]	2.24%	2.49%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 year	3 years
I	$227	$700
N	$252	$776

[1]	Estimated. The Fund is newly organized and has no operating history.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio turnover figures are available.

Principal Investment Strategies

The Fund will invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in equity securities of issuers in Emerging Market Countries. If the Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change. Equity securities include common and preferred stocks; securities convertible into common or preferred stocks such as convertible bonds and debentures; rights or warrants to purchase common or preferred stocks; American Depository Receipts (ADRs); Global Depository Receipts (GDRs); and other securities with equity characteristics. The Fund will generally invest in at least three Emerging Market Countries.

An Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the “Word Bank”) as well as Bahrain, Brunei, Cyprus, Greece, Hong Kong, Israel, Kuwait, Macau, Qatar, Saudi Arabia, Singapore, Slovenia, South Korea, Taiwan and the United Arab Emirates.

The Fund may, at times, invest in debt securities issued by companies and government entities in Emerging Market Countries.

In selecting securities, the Fund’s portfolio managers evaluate investment opportunities on a company-by-company basis. The portfolio managers look primarily for companies with growth potential. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. In

Summary Prospectus

selecting the Fund’s investments, the portfolio managers consider factors which may include one or more of the following:

•	companies with businesses that are entering into a growth cycle

•	companies with accelerating earnings growth or cash flow whose stock is selling at a reasonable valuation.

•	companies that enjoy a strong competitive position in their industry

•	companies with a strong management team

•	companies that demonstrate an ability to take advantage of business opportunities

The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends considered include but are not limited to: rising domestic demand, new technologies, a country’s economic cycle and a global or local industry cycle. Trends that are considered may change over time.

The Fund may invest in derivatives, such as options, futures, foreign currency futures and forward contracts. These practices may be used to hedge the Fund’s portfolio as well as for investment purposes; however, such practices may reduce returns or increase volatility.

Portfolio securities may be sold when the Fund’s portfolio managers perceive deterioration in the fundamentals of the issuer, the portfolio managers believe there are negative macro geo-political considerations that may affect the issuer, the portfolio managers determine to take advantage of a better investment opportunity or the security has reached its price target.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•

emerging market country risk: the risk that Fund share prices will decline due to the greater degree of economic, political and social instability of Emerging Market Countries as compared to developed countries.

•	foreign investing risk: the risk that Fund share prices will fluctuate with market conditions, currencies, and the economic and political climates where investments are made.

•

equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods based on changes in a company’s financial condition and in overall market, economic and political conditions.

•

investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•

liquidity risk: the risk that there may be no willing buyer of the Fund’s securities and the Fund may have to sell at a lower price or may not be able to sell the security at all each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

•

securities selection risk: the risk that the securities held by the Fund will underperform other funds in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•

derivatives risk: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested.

•	credit risk: the risk that an issuer will default in the payment of principal and/or interest on a security.

•	interest rate risk: the risk that debt securities will decline in value because of changes in interest rates.

•

non-diversification risk: the risk that because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.

Please see “Principal Risks and Risk Definitions” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

Because the Fund is newly organized, it has no investment results. Updated information on the Fund’s investment results can be obtained by visiting www.tcwfunds.com.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

Portfolio Managers

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Mark H. Madden	Served as portfolio manager since the Fund commenced operations in December 2009	Managing Director
David I. Robbins	Served as portfolio manager since the Fund commenced operations in December 2009	Managing Director

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for all Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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